John Hancock Funds II

Supplement dated October 19, 2015 to the current summary prospectus

Income Allocation Fund (the fund)

Effective January 1, 2016, Steve Medina will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Medina as a portfolio manager of the fund will be removed from each summary prospectus. Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Thomas C. Goggins, Howard C. Greene, CFA, Daniel S. Janis, III, and Nathan Thooft, CFA will continue as portfolio managers of the fund. Through December 31, 2015, Messrs. Boyda, Given, Goggins, Greene, Janis, Medina, and Thooft and Ms. Daher are jointly and primarily responsible for the day-to-day management of the fund, after which only Messrs. Boyda, Given, Goggins, Greene, Janis, and Thooft and Ms. Daher will be jointly and primarily responsible for the day-to-day management of the fund.

You should read this supplement in conjunction with the fund’s summary prospectus and retain it for future reference.